UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) February 26, 2001
                                                  -----------------------
                                                  January 31, 2001
                                                  -----------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------

              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the month of January 2001 and 2000 and year ended January 31, 2001 and 2000 to provide investors with key monthly business indicators. The select Comparative Operating Statistics presented are not necessarily representative of operations for the most current quarter or for an entire year. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                                             Month Ended
                                                             January 31,
                                                        ----------------------
                                                           2001       2000
                                                        ---------- -----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                                   608         578
     Wholesale
         Firm Sales                                            45          17
         Firm Surplus                                         120          91
         Short Term / Uncommitted                             860       1,110
                                                        ---------- -----------
         Total Wholesale Sales                              1,025       1,218
                                                        ---------- -----------
         Total  Energy Sales                                1,633       1,796
                                                        ========== ===========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                                                  961        740
                                                        ========== ==========
          CDD                                                    0          0
                                                        ========== ==========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PUBLIC SERVICE COMPANY OF NEW MEXICO
                                          ------------------------------------
                                                     (Registrant)


Date:  February 26, 2001                          /s/ John R. Loyack
                                          ------------------------------------
                                                    John R. Loyack
                                          Vice President, Corporate Controller
                                               and Chief Accounting Officer
                                               (Officer duly authorized to
                                                   sign this report)


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